Exhibit 99.1

Winc Obtains Court Approval of “First Day” Motions and Receives Notice of Delisting After Filing Chapter 11 Petitions

Obtains Interim Approval to Access DIP Financing to Support Operations

Receives Notice NYSE American has Determined to Commence Delisting Proceedings

SANTA MONICA, CA (December 8, 2022) — As previously disclosed, on November 30, 2022, Winc, Inc. (the "Company") and its subsidiaries initiated voluntary chapter 11 proceedings (collectively, the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

DIP Financing and Other Interim Relief

At a hearing on December 6, 2022, the Bankruptcy Court granted the Company interim approval to enter into a debtor-in-possession (“DIP”) facility comprising a $5.0 million term loan, of which $2.0 million will be available pending final approval. The DIP financing is provided by Project Crush Acquisition Corp LLC (“PCAC”), and the DIP facility will be pari passu with the Company’s prepetition secured loan with Banc of California, N.A. The Company continues to operate in the normal course of business and expects this financing, together with cash flow from operations, will support operations and its continued service of customers during the court-supervised process.

At the hearing, the Bankruptcy Court also provided interim approval for a number of customary “first day” motions to enable the Company to continue to support its business operations during the pendency of the Chapter 11 Cases. The Company intends to file bidding procedures with the Bankruptcy Court to conduct a sale of all or substantially all of the Company’s assets in accordance with section 363 of the U.S. Bankruptcy Code.

The Company also announced that it intends to execute an asset purchase agreement with PCAC, a stalking horse bidder, regarding a potential sale of substantially all assets of the Company. A sale transaction with the stalking horse bidder will be subject to Bankruptcy Court approval and subject to higher or otherwise better offers in an open auction process conducted in accordance with the U.S. Bankruptcy Code.

Delisting

On December 5, 2022, the Company received written notice from the staff of NYSE Regulation that, as a result of the Chapter 11 Cases and in accordance with Section 1003(c)(iii) of the NYSE American Company Guide, NYSE Regulation has determined to commence proceedings to delist the common stock of the Company, par value $0.0001 per share (the "Common Stock"), from the NYSE American LLC ("NYSE American").

The Company may appeal NYSE Regulation's determination pursuant to Part 12 of the NYSE American Company Guide within seven calendar days of the notice. However, even if the Company were to appeal NYSE Regulation's determination, there can be no assurance that any such request for continued listing would be granted, and therefore, it is expected that the Common Stock will be delisted.

The NYSE American will announce a suspension date and suspend trading of the Common Stock at such time as (i) the Company does not request a review by a committee of the board of directors of the NYSE American within seven calendar days of the notice, (ii) the Company determines that it does not intend to appeal, (iii) the subsequent review of the committee determines that the Company should be suspended, or (iv) there are other material developments. After the suspension announcement, the NYSE American would then apply to the Securities and Exchange Commission to delist the common stock. The delisting of the Company’s stock will not affect the Company’s business operations and does not conflict with or cause an event of default under any of the Company’s material debt or related agreements.

Additional Information

Additional information is available on the Company’s website, https://www.winc.com. In addition, Bankruptcy Court filings and other information related to the proceedings are available on a separate website administered by the Company’s claims agent, Epiq Corporate Restructuring, LLC (“Epiq”), at https://dm.epiq11.com/Winc, or by calling Epiq representatives toll-free at (855) 608-2412 or 1 (503) 461-3028 for calls originating outside of the U.S.

Advisors

Young Conaway Stargatt & Taylor, LLP is serving as bankruptcy counsel to the Company, Canaccord Genuity Group, Inc. is serving as its investment banker, and RPA Advisors, LLC is serving as its financial advisor.

Cautionary Statements Regarding Trading in Winc’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Chapter 11 Cases may result in holders of the Company's securities receiving no value for their interests. Because of such a possibility, the trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. All statements contained in this press release other than statements of historical fact, are forward-looking statements, including statements regarding the Company’s plans to sell substantially all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the expected timing and terms of any agreement, including any agreement relating to DIP financing, with the potential stalking horse bidder; the Company’s intention to continue operations during the Chapter 11 Cases; the Company’s ability to conduct its business in an uninterrupted manner during the Chapter 11 Cases; the potential outcome and timing of the delisting of the Common Stock; the potential auction process to be conducted for the sale of substantially all of the Company's assets; and other statements regarding the Company’s strategy and future operations, performance and prospects. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; (ii) objections to the pleadings filed that could protract the Chapter 11 Cases; (iii) the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the outcome of the Chapter 11 Cases generally; (iv) the Company’s ability to obtain a timely sale of all of its assets; (v) the length of time that the Company will operate under Chapter 11 and the continued availability of operating capital during the pendency of the Chapter 11 Cases; (vi) the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; (vii) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (viii) the effectiveness of the overall sale process pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; (ix) the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; (x) increased legal and other professional costs necessary to execute the Company’s restructuring; (xi) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; (xii) the trading price and volatility of the Company’s common stock and the effects of the expected delisting from The NYSE American; (xiii) litigation and other risks inherent in a bankruptcy process; (xiv) the impact of uncertainty regarding the Company’s ability to continue as a going concern on its liquidity and prospects; and (xv) risks related to the Company’s plans to effect the disposition of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code. The foregoing list of factors is not exhaustive.

These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2022, as may be updated in the Company’s other periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this press release may not occur or continue, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Any forward-looking statements made herein speak only as of the date of this press release. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations. Any forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, restructurings, joint ventures, partnerships or investments the Company may make.

These forward-looking statements are based upon information available to the Company as of the date of this press release, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Contacts

Media

brian@winc.com

Investors

invest@winc.com